UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

 (Address of principal executive offices)(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

SEMI-ANNUAL REPORT

September 30, 2020

(UNAUDITED)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.adirondackfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

SEPTEMBER 30, 2020 (UNAUDITED)

Dear Fellow Shareholders,

During the six-month period ended September 30, 2020, The Adirondack Small Cap Fund (ADKSX) generated returns of 21.93%.  Over the same period, its benchmark, the Russell 2000® Value Index (RUJ), increased 21.94%.  The Fund’s annualized return for 1 year, 5 year and 10 year was -15.33%, -0.74% and 4.72% respectively*.  At September 30th, 50 positions were held in the portfolio with the top ten holdings representing 35.5% of Fund assets, portfolio turnover (annualized) for the period was 38.5%. The Fund remains meaningfully overweight technology (26.7% versus 6.1% for the RUJ) while being underweight consumer discretionary (7.0% versus 12.2% for the RUJ), real estate (1.5% versus 10.0% for the RUJ) and financials (22.6% versus 27.4% for the RUJ). The RUJ rebalance, which took place in June, exacerbated several over and underweight positions as the index reduced its technology exposure while increasing exposure to industrials and consumer discretionary. As we have mentioned previously, we are comfortable with being out of step with the index, especially when we think that stock selection, fundamentals and valuation will finally matter again.

Although small-cap value stocks had strong absolute performance during the past six months ended September 30, 2020, they continue to lag and remain largely disconnected from the fervor within the large-cap growth space. As small-cap value trudged through a summer of mixed signals, large Nasdaq stocks enjoyed an exuberant rally, which seems removed from economic reality. The Nasdaq 100 Index is up over 31% year to date versus just over 4% for the S&P 500 Index. The negative 21.54% YTD performance of small cap value stocks (as measured by the RUJ) puts this asset class in a league of its own. The economy continues to recover as those Americans less impacted by the shutdowns actively invested discretionary income in things like home improvement projects (roofs, patios, landscaping, pools) and outdoor sporting equipment (boats, RVs, bicycles, kayaks, hiking, camping, golf and fishing gear). The topics of sanitizer, toilet paper, and bacon shortages gave way to stories concerning the red-hot housing markets and the challenges of finding new appliances. It’s good to see Americans starting to act normal again.

The Fund’s solid performance during the six-month period ended September 30, 2020 was largely due to picks in the financial and technology sectors, offset by a lack of exposure to some of the lockdown beneficiaries within the consumer discretionary sector. As mentioned above, the unprecedented surge in spending on Covid friendly home improvements, entertainment and gear spurred the fast money crowd to pile into consumer stocks and retailers that might benefit.  We believe the lockdown trade will be short lived and continue to position the portfolio for what we believe will be a slower uphill climb with numerous switchbacks rather than a sharp V-shaped recovery. We remain underweight consumer stocks for the time being due to the challenge of finding ideas with longer-term investment merits.

We initiated two meaningful positions during the period.  Under Armour Inc. (as of 9/30/2020, UAA represented 2.07% of the portfolio) and Ingles Markets Inc. (as of 9/30/2020, IMKTA represented 1.71% of the portfolio). These ideas' commonality is solid historical free cash flow generation, market leadership, and improving end markets. Under Armour is a popular branded apparel company, a fallen angel, so to speak, transitioning from founder run to one managed by a team of seasoned managers recruited from leading apparel brands. Ingles Markets is a supermarket chain located in the Southeast, primarily in the rapidly growing Appalachian mountain towns and suburbs of Atlanta, GA, and Charlotte, NC. We had seen improving supermarket industry fundamentals before Covid-19 driven by better private label penetration and clever customer loyalty programs. Ingles owns most of the shopping centers that it occupies, which provides an inflation hedge while also allowing more flexibility on store remodels and expansion.

Page | 1

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

We have either reached or are arguably very near the point where the Fund’s opportunity set (small-cap value) is cheaper than ever relative to any other asset class in the U.S. equity market. According to our friends at Furey Research Partners, the Russell 2000® Growth Index is beating Value by over 3000 bps over the trailing year period.   The only other time that Growth outperformed Value by such a wide margin was during the Internet Bubble! It’s been a challenging year for small cap value stocks, but we look forward to better days ahead with a more concentrated portfolio of high conviction ideas. We thank you for your continued support and investment along the way. For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

*Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.36%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2021, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Russell 2000 Growth Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

The Nasdaq 100 Index is a modified capitalization-weighted index of the top 100 largest most actively traded U.S. companies (non-financial) on the Nasdaq stock exchange.  You cannot invest directly in an index.

The S&P 500 Index is a market value-weighted index of 500 stocks seen as indicators of U.S. equities and reflects large cap performance.  You cannot invest directly in an index.

Portfolio (annual) turnover represents the percentage of securities which are bought and sold during a specific period.

Page | 2

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

SEPTEMBER 30, 2020 (UNAUDITED)

1.	CNO Financial Group, Inc.	4.20%
2.	LSI Industries, Inc.	3.92%
3.	Celestica, Inc.	3.76%
4.	Stewart Information Services Corp.	3.72%
5.	Conduent, Inc.	3.63%
6.	Unisys Corp.	3.62%
7.	Seaboard Corp.	3.50%
8.	ADTRAN, Inc.	3.39%
9.	National Western Life Group, Inc. Class A	2.89%
10.	Allscripts Healthcare Solutions, Inc.	2.87%

* Excludes Fund's Short-Term Investment positions.

Page | 3

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
9/30/2020
Adirondack Small Cap Fund $23,353
Russell 2000 Index $30,277
Russell 2000 Value Index $22,294

Average Annual Total Returns (a) (for periods ended September 30, 2020)
	Six Months	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	21.93%	-15.33%	-10.81%	-0.74%	4.72%	5.63%
Russell 2000 Index **	31.60%	0.39%	1.77%	8.00%	9.85%	7.42%
Russell 2000 Value Index ***	21.94%	-14.88%	-5.13%	4.11%	7.10%	5.32%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Index is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.36%.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

Page | 4

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communication Services, 2.08%
Utilities, 2.83%
Consumer Cyclical, 9.82%
Consumer Defensive, 1.72%
Energy, 5.16%
Technology, 30.19%
Financial Services, 22.78%
Real Estate Investment Trust, 2.16%
Money Market Fund, 1.79%
Healthcare, 2.18%
Industrials, 19.29%

Sectors are categorized using Morningstar® classifications.

Page | 5

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2020 (UNAUDITED)

Shares		Value

COMMON STOCKS - 94.36%

Accident & Health Insurance - 4.20%
158,551	CNO Financial Group, Inc.	$ 2,543,158

Apparel & Other Finished Products of Fabrics & Similar Material - 2.07%
111,784	Under Armour, Inc. Class A *	1,255,334

Business Services - 3.63%
691,777	Conduent, Inc. *	2,199,851

Cogeneration Services & Small Power Producers - 2.83%
221,121	Covanta Holding Corp.	1,713,688

Computer Communications Equipment - 1.52%
144,571	A10 Networks, Inc. *	920,917

Construction Special Trade Contractors - 1.63%
118,485	Matrix Service Co. *	989,350

Crude Petroleum & Natural Gas - 1.15%
40,100	Cabot Oil & Gas Corp. Class A	696,136

Deep Sea Foreign Transportation of Freight - 4.80%
412,566	Ardmore Shipping Corp. (Bermuda) *	1,468,735
49,416	Seacor Holdings, Inc. *	1,437,017
		2,905,752
Electric Lighting & Wiring Equipment - 3.92%
351,938	LSI Industries, Inc.	2,375,582

Electric & Other Services Combined - 2.83%
33,104	Allete, Inc.	1,712,801

Electrical Industrial Apparatus - 1.70%
150,567	Graftech International Ltd.	1,029,878

Finance Services - 1.75%
47,597	Mr. Cooper Group, Inc. *	1,062,365

The accompanying notes are an integral part of these financial statements.

Page | 6

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Shares		Value

Fire, Marine & Casualty Insurance - 2.90%
219,619	Third Point Reinsurance Ltd. (Bermuda) *	$ 1,526,352
45,944	Tiptree, Inc.	227,423
		1,753,775

Glass Containers - 0.69%
39,500	O-I Glass, Inc. *	418,305

Heavy Construction Other Than Building Construction-Contractors - 1.94%
652,042	Williams Industrial Services Group, Inc. *	1,173,676

Household Audio & Video Equipment - 1.69%
68,709	Knowles Corp. *	1,023,764

Investment Advice - 1.56%
28,538	Lazard Ltd. Class A (Bermuda)	943,181

Laboratory Analytical Instruments - 0.95%
190,494	Harvard Bioscience, Inc. *	573,387

Life Insurance - 4.42%
275,757	Genworth Financial, Inc. Class A *	923,786
9,580	National Western Life Group, Inc. Class A	1,750,937
		2,674,723
Meat Packing Plants - 3.50%
748	Seaboard Corp.	2,121,844

Ordnance & Accessories (No Vehicle/Guided Missiles) - 2.77%
83,276	Vista Outdoor, Inc. *	1,680,510

Plastics Products - 0.73%
33,458	Myers Industries, Inc.	442,649

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 0.90%
16,300	Hexcel Corp. *	546,865

Printed Circuit Boards - 6.36%
329,815	Celestica, Inc. (Canada) *	2,275,724
58,154	Sanmina Corp. *	1,573,066
		3,848,790

The accompanying notes are an integral part of these financial statements.

Page | 7

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Shares		Value

Retail-Grocery Stores - 1.72%
27,311	Ingles Markets, Inc. Class A	$ 1,038,910

Retail-Miscellaneous Shopping Goods Stores - 1.91%
59,570	The ODP Corp. *	1,158,637

Semiconductors & Related Devices - 2.64%
129,641	Emcore Corp. *	421,333
118,075	Photronics, Inc. *	1,176,027
		1,597,360
Services-Business Services - 1.40%
147,575	Limelight Networks, Inc. *	850,032

Services-Computer Integrated Systems Design - 6.49%
213,400	Allscripts Healthcare Solutions, Inc. *	$ 1,737,076
205,727	Unisys Corp. *	2,195,107
		3,932,183
Services-Engineering Services - 1.17%
534,926	Hill International, Inc. *	706,102

Special Industry Machinery - 0.78%
112,921	Manitex International, Inc. *	470,881

Sporting & Athletic Goods - 0.58%
24,856	Clarus Corp.	350,967

Surety Insurance - 3.00%
135,333	MGIC Investment Corp.	1,199,050
42,000	Old Republic International Corp.	619,080
		1,818,130
Surgical & Medical Instruments & Apparatus - 1.23%
310,862	Accuray, Inc. *	746,069

Telephone & Telephone Apparatus - 6.15%
200,195	ADTRAN, Inc.	2,053,000
271,058	Infinera Corp. *	1,669,717
		3,722,717
Telephone Communications (No Radio Telephone) - 2.07%
122,741	Vonage Holdings Corp. *	1,255,640

The accompanying notes are an integral part of these financial statements.

Page | 8

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Shares		Value

Television Broadcasting Stations - 1.06%
46,442	Gray Television, Inc. *	$ 639,506

Title Insurance - 3.72%
51,467	Stewart Information Services, Corp.	2,250,652

TOTAL FOR COMMON STOCKS (Cost $62,606,470) - 94.36%		57,144,067

PREFERRED STOCK - 1.63%

Household Furniture - 0.40%
10,700	Compass Diversified Holdings Series A, 7.25% (a)	244,388

Life Insurance - 1.23%
52,929	Phoenix Companies, Inc., 7.45%, due 1/15/32	741,006

TOTAL FOR PREFERRED STOCK (Cost $1,198,454) - 1.63%		985,394

REAL ESTATE INVESTMENT TRUSTS - 2.16%
68,400	Brixmor Property Group, Inc.	799,596
103,918	Colony Credit Real Estate, Inc. Class A *	510,237
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,542,585) - 2.16%		1,309,833

SHORT-TERM INVESTMENT - 1.79%
1,084,264	Federated Treasury Obligation Fund - Institutional Shares 0.02% **	1,084,264
TOTAL SHORT-TERM INVESTMENT (Cost $1,084,264) - 1.79%		1,084,264

TOTAL INVESTMENTS (Cost $66,431,773) - 99.94%		60,523,558

OTHER ASSETS LESS LIABILITIES, NET - 0.06%		36,158

NET ASSETS - 100.00%		$60,559,716

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at September 30, 2020.

(a) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

The accompanying notes are an integral part of these financial statements.

Page | 9

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2020 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $66,431,773)	$ 60,523,558
Cash	1,000
Receivables:
Securities Sold	105,163
Dividends and Interest	46,753
Shareholder Subscriptions	23,975
Prepaid Expenses	21,692
Total Assets	60,722,141
Liabilities:
Shareholder Redemptions	96,309
Due to Advisor	47,016
Due to Trustees	867
Accrued Expenses	18,233
Total Liabilities	162,425

Net Assets	$ 60,559,716

Net Assets Consist of:
Paid In Capital	$ 89,523,700
Distributable Earnings/(Deficit)	(28,963,984)
Net Assets, for 4,519,744 Shares Outstanding	$ 60,559,716

Net Asset Value Per Share	$ 13.40

The accompanying notes are an integral part of these financial statements.

Page | 10

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Six Months Ending September 30, 2020 (UNAUDITED)

Investment Income:
Dividends	$ 387,091
Interest	1,973
Total Investment Income	389,064

Expenses:
Advisory	357,463
Transfer Agent	23,739
Legal	7,632
Custodian	11,589
Audit	8,263
Trustee	39,651
Chief Compliance Officer	15,250
Insurance	5,065
Registration and Filing Fees	20,964
Printing & Mailing	5,667
Miscellaneous Fees	3,510
Total Expenses	498,793
Fees Waived by the Advisor (a)	(9,060)
Net Expenses	489,733

Net Investment Loss	(100,669)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(11,011,173)
Net Change in Unrealized Appreciation on Investments	24,373,363
Realized and Unrealized Gain on Investments	13,362,190

Net Increase in Net Assets Resulting from Operations	$ 13,261,521

(a) See Note 4 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Page | 11

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	9/30/2020	3/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (100,669)	$ 98,693
Net Realized Loss on Investments	(11,011,173)	(10,576,681)
Unrealized Appreciation (Depreciation) on Investments	24,373,363	(27,363,101)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,261,521	(37,841,089)

Distributions to Shareholders:
Distributions	-	(287,333)
Total Dividends and Distributions Paid to Shareholders	-	(287,333)

Capital Share Transactions	(15,151,879)	(52,379,074)

Total Decrease in Net Assets	(1,890,358)	(90,507,496)

Net Assets:
Beginning of Period/Year	62,450,074	152,957,570

End of Period/Year	$ 60,559,716	$ 62,450,074

The accompanying notes are an integral part of these financial statements.

Page | 12

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period/year.

	(Unaudited)
	Six Months
	Ended	Years Ended
	9/30/2020	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Period/Year	$ 10.99	$ 17.24	$ 21.40	$ 22.61	$ 19.05	$ 22.07

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.01	(0.01)	(0.02)	(0.03)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.43	(6.21)	(1.82)	1.07	4.30	(2.33)
Total from Investment Operations	2.41	(6.20)	(1.83)	1.05	4.27	(2.36)

Distributions:
Realized Gains	-	(0.05)	(2.33)	(2.26)	(0.71)	(0.66)
Total from Distributions	-	(0.05)	(2.33)	(2.26)	(0.71)	(0.66)

Net Asset Value, at End of Period/Year	$ 13.40	$ 10.99	$ 17.24	$ 21.40	$ 22.61	$ 19.05

Total Return **	21.93%(b)	(36.07)%	(6.96)%	4.12%	22.39%	(10.71)%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 60,560	$ 62,450	$152,958	$249,204	$283,010	$285,647
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.51%(a)	1.35%	1.24%	1.26%	1.29%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%(a)	0.09%	(0.03)%	(0.07)%	(0.14)%	(0.13)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.48%(a)	1.35%	1.24%	1.26%	1.29%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.30)%(a)	0.09%	(0.03)%	(0.07)%	(0.14)%	(0.13)%
Portfolio Turnover	18.23%(b)	32.96%	30.77%	37.67%	38.06%	32.02%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

The accompanying notes are an integral part of these financial statements.

Page | 13

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2020 (UNAUDITED)

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market

Page | 14

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the six months ended September 30, 2020.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Page | 15

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Page | 16

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 57,144,067	$ -	$ -	$ 57,144,067
Preferred Stocks *	244,388	741,006	-	985,394
Real Estate Investment Trusts	1,309,833	-	-	1,309,833
Short-Term Investment	1,084,264	-	-	1,084,264
	$ 59,782,552	$ 741,006	$ -	$ 60,523,558

Page | 17

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

The Fund did not hold any Level 3 assets during the six months ended September 30, 2020. The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2020. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Effective August 1, 2018, the monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets.  Effective August 1, 2020 until August 1, 2021, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the six months ended September 30, 2020, the Advisor earned advisory fees of $357,463.  As of September 30, 2020, the Fund owed the Advisor $47,016.

The Advisor has contractually agreed to defer its management fee and reimburse expenses to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48%. This deferral and reimbursement, should it be needed, will remain in place until August 1, 2021.  The Advisor’s obligation to reimburse expenses excludes brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. For the six months ended September 30, 2020, the Advisor waived fees of $9,060. Each deferral or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived or reimbursed expenses occurred, if the Fund is able to make the repayment without exceeding the lesser of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was the Chief Compliance Officer of the Fund before becoming an employee of the Advisor.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution

Page | 18

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $16,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $89,523,700 as of September 30, 2020.  Transactions in capital for the six months ended September 30, 2020 and year ended March 31, 2020 were as follows:

	September 30, 2020		March 31, 2020
	Shares	Amount	Shares	Amount
Shares sold	375,648	$ 4,622,656	1,462,387	$ 21,603,892
Shares reinvested	-	-	16,650	286,707
Shares redeemed	(1,540,462)	(19,774,535)	(4,667,672)	(74,269,673)
Net decrease	(1,164,814)	$ (15,151,879)	(3,188,635)	$ (52,379,074)

Note 7. Investment Transactions

For the six months ended September 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $11,279,408 and $23,899,557, respectively.

Note 8. Tax Matters

As of September 30, 2020, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 67,545,761

Gross tax appreciation of investments	$ 9,576,693
Gross tax depreciation of investments	(16,598,896)
Net tax depreciation of investments	$ (7,022,203)

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, the following represents the tax basis capital gains and losses and undistributed ordinary income at March 31, 2020:

Undistributed Ordinary Income	$ 66,309
Long-term Capital Loss Carryforward – Non-expiring	(3,298,512)
Post October Loss - deferred	(7,597,736)
Net Unrealized Depreciation of Investments	(31,395,566)
Total Distributable Earnings/(Deficit)	$(42,225,505)

Page | 19

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2020, the Fund elected to defer net capital losses in the amount of $7,597,736.

As of March 31, 2020, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 3,298,512

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2020 and 2019 were as follows:

	March 31, 2020	March 31, 2019
Ordinary Income	$ -	$ 1,575,984
Long-term Gain	$ 287,333	$ 20,979,757

No distributions were paid during the six months ended September 30, 2020.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2020, National Financial Services, and Charles Schwab & Co., for the benefit of its customers, each owned approximately 44% and 29%, respectively, of the Fund.

Page | 20

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

Note 11. Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has spread globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Page | 21

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2020 (UNAUDITED)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2020 through September 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2020	September 30, 2020	April 1, 2020 to September 30, 2020

Actual	$1,000.00	$1,219.29	$8.23
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.65	$7.49

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Page | 22

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2020 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	President, Ideal Wood Products since January 2015.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. since 2004.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. since July 2013.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. since February 2005.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

Page | 23

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2020 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended September 30, 2020, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Renewal of Management Agreement

At a meeting of the Board of Adirondack Funds (held May 21, 2020), the Board of Trustees considered renewal of the advisory contract (“Management Agreement”) with Adirondack Research & Management, Inc. (“ARMI” or “Advisor”). The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the

Page | 24

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Management Agreement.

The Board considered several items when determining whether to renew the Management Agreement, including:

1.   Quality/Nature of Services of ARMI to the Fund.

The Trustees agreed that they were satisfied with the quality and nature of services the Fund receives from the Advisor; those services were consistent with what the Trustees expected.  Among other factors, the Trustees noted that:

•

The Advisor continued to provide administrative services to the Fund at no cost to the Fund, when normally these services are provided by an administrator and charged to the shareholder.

The Trustees believe the Advisor continues to provide quality services to shareholders of the Fund and remains optimistic about the future.

2.   Performance

The Trustees reviewed the Fund’s performance and were pleased with its long-term performance, which was in-line or better than its Benchmark and peer group.

3.   Management Fee

Taking into consideration the Advisor’s quality of service, the Board deemed the Management Fee reasonable.  The Management Fee remains at 1.08% (above the median (0.85%) and average (0.86%) advisory fee for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets.  The annualized Expense Ratio is 1.35% (slightly above the median (1.30%) and average (1.31%) expense ratio for no load, non-institutional, actively managed open-end small cap value funds with less than $300MM in assets.  Historically, every year, the Advisor has agreed to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, extraordinary expenses, and costs of acquired funds) at 1.48% of its average daily net assets.  With the Expense Ratio at 1.35%, the Advisor has a ways to go before triggering this waiver/reimbursement.  The last reimbursement was in 2014.  The Trustees considered that, while the Management Fee remained above the peer median and average, the high level of research and active management provided by the Advisor was likely to continue to benefit the Fund’s shareholders.

Page | 25

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2020 (UNAUDITED)

4.   Profitability

The Trustees reviewed the profitability of the Advisor.  Specifically, the Trustees considered the gross and net advisory fees earned by the Advisor as well as the direct expenses of the Advisor for servicing the Fund.  The Trustees were reminded that they should consider the Advisor’s net profit before taking into account any marketing and distribution expenses.  The Trustees reviewed the revenue, recoupment, and finances of the Advisor and assessed the Advisor’s financial condition from its income statement and balance sheet.  The Trustees concluded the Advisor’s profitability to be reasonable both in terms of dollars earned and as a percentage of revenue considering the services provided by the Advisor.

5.   Economies of Scale

It was noted that the COVID-19 pandemic accounted for almost half of the decrease in the Fund’s assets under management during the first quarter of 2020.  There was a slight reversal in the achievement of economies of scale from the past several years.  Per the Fund’s Annual Report, the Total Annual Fund Operating Expense Ratio for the Fiscal Year ended March 31, 2020 was up 0.11% since the previous Fiscal Year ended March 31, 2019.  The Trustees also agreed that, in light of all of the information considered, the absence of breakpoints was acceptable.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, upon motion duly made and seconded, the renewal of the Management Agreement was approved by the unanimous vote of the Trustees, including those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Page | 26

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Advisor

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date November 30, 2020

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date November 30, 2020

* Print the name and title of each signing officer under his or her signature.